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                                                                    Exhibit 10.9

                        FACTORY CARD & PARTY OUTLET CORP.
                  2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Plan. Factory Card & Party Outlet Corp. (the "Company") hereby establishes the Factory Card & Party Outlet Corp. 2002 Non-Employee Directors Stock Option Plan (the "Plan") as set forth in this document, as it may be amended from time to time. The Plan is effective as of the Effective Date.

     Section 1. Purpose. The purposes of the Plan are to promote the long-term growth and financial success of the Company by enabling the Company to attract and retain Non-Employee Directors of outstanding ability and by enhancing the identity of interest between the Company's Non-Employee Directors and its stockholders.

     Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Board.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Company" shall mean Factory Card & Party Outlet Corp., a Delaware corporation.

     (e) "Effective Date" means April 23, 2002, the date this Plan is adopted by the Board.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" shall mean, with respect to a Share, (i) the closing price of the Shares on the NASDAQ Stock Market's National Market, or any other national stock exchange on which the Shares are then traded, or if no such reported sale of Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Shares are not listed for trading on a national securities exchange or authorized for quotation on the NASDAQ Stock Market's National Market, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or, if no such prices shall have been reported for such date, on the next preceding date for which such prices were so reported; or
(iii) if the Stock is neither listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated

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Quotation System on a last sale basis, the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

     (h) "Mature Shares" shall mean Shares to which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     (i) "Non-Employee Director" shall mean an individual who is a member of the Board but who is not a common-law employee of the Company.

     (j) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine. The Options granted to a Participant pursuant to this Plan are not intended to be Incentive Stock Options.

     (k) "Option Agreement" shall mean the written agreement, contract, or other instrument or document by which every Option shall be evidenced.

     (l) "Optionee" shall mean any Participant to whom an Option has been granted under the Plan.

     (m) "Option Price" shall mean the per share purchase price of Shares subject to an Option.

     (n) "Participant" shall mean a Non-Employee Director who is selected by the Board to receive an Option under the Plan.

     (o) "Permitted Transferee" shall mean any member of the Immediate Family of the Participant, any trust of which all of the primary beneficiaries are the Participant or members of the Immediate Family of a Participant, or any partnership of which all of the partners are the Participant or members of the Immediate Family of the Participant. For purposes of this definition, the "Immediate Family" of the Participant consists of the Participant's spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews.

     (p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

     (q) "Shares" shall mean shares of the common stock of the Company.

     (r) "Termination of Service" shall mean a Participant for any reason is no longer serving as a member of the Board. (A Non-Employee Director shall not be considered to have a Termination of Service merely because he or she becomes a common-law employee of the Company and thereby ceases to be a Non-Employee Director.)

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     Section 3. Administration.

     (a) General. The Plan shall be administered by the Board. The Board may appoint agents (who may be employees of the Company) to assist in the administration of the Plan, and may authorize such persons to execute agreements or other documents on its behalf. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member of the Board shall be liable for any action or determination made with respect to the Plan or any Option.

     (b) Power and Authority of Board. The Board shall have full power and authority, in its sole discretion subject to the provisions of the Plan, to:

          (i) determine the Participants to whom Options may from rime to time be granted hereunder;

          (ii) determine the type or types of Option to be granted to each Participant hereunder;

          (iii) determine the number of Shares to be covered by each Option granted hereunder, subject to the limitations of Section 4;

          (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder;

          (v) determine whether, to what extent and under what circumstances Options may be settled in cash, Shares or other property or canceled or suspended;

          (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Option under this Plan shall be deferred either automatically or at the election of the Participant;

          (vii) determine the existence or nonexistence of any fact or status relevant to Options or the rights of Participants thereunder, including without limitation whether a Termination of Service occurs by reason of cause, death or disability;

          (viii) construe and interpret the Plan, any Option Agreement, and any other instrument or agreement entered into under the Plan;

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                 (ix) make such other determinations and waive such requirements as may be required or permitted by Sections 6, 7, 8, 9, 10 and 11 or other provisions of the Plan;

                 (x) administer the Plan and establish such rules and regulations, approve and prescribe such forms, and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

                 (xi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry it into effect; and

                 (xii) make any other determination and take any other action that the Board deems necessary or desirable for administration of the Plan.

          In making such determinations, the Board may take into consideration the services rendered by the respective individuals as chairpersons of the Board or as members or chairpersons of committees of the Board, and such other factors which the Board may deem relevant in accomplishing the purposes of the Plan. The Board's determinations under the Plan need not be uniform. The Board may make such determinations selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Decisions of the Board shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any employee of the Company.

          Section 4. Shares Subject to the Plan.

          Aggregate Limit. Subject to adjustment as provided in Section 11(g), a total of one hundred and fifty thousand (150,000) Shares are reserved for grant pursuant to Options under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares shall be charged against the foregoing limit upon the grant of each Option but if such Shares are thereafter forfeited or such Option otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares so forfeited or related to the terminated portion of such Option shall be restored to the foregoing limit and shall again be available for Options under the Plan. If Shares are applied to pay the Option Price upon exercise of an Option the Shares so applied shall be added to the foregoing limit and shall be available for Options under the Plan.

          Section 5. Eligibility. The Board may grant Options to any individual who is a Non-Employee Director on the date of grant. A Non-Employee Director may be granted more than one Option, but only on the terms and subject to the restrictions hereinafter set forth.

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          Section 6. Stock Options.

          (a) Issuance. The Board may grant Options hereunder to Non-Employee Directors by written resolution specifying the number of shares subject to the Option and the Option Price, and such other terms and conditions consistent with the Plan as the Board in its sole discretion shall deem desirable.

          (b) Option Agreements. Every Option granted under the Plan shall be evidenced by an Option Agreement in such form as the Board may from time to time approve. Any Option shall also be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall deem desirable.

          (c) Date of Granting of Options. The date of grant of Options shall be the date designated by the Board as the date of grant, provided that in no event shall the date of grant be earlier than the date on which the Board approves the grant as provided in subsection (a) above.

          (d) Option Price. The Option Price per Share shall be determined by the Board in its sole discretion; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the Option. The proceeds received by the Company from the sale of Shares subject to an Option shall be added to the general funds of the Company and used for its corporate purposes.

          (e) Option Period. The term of each Option shall be fixed by the Board in its sole discretion and set forth in the Option Agreement, provided that the Option shall not be exercisable after the expiration of ten years from the date the Option was granted; and further provided that if no other term is specified in the Option Agreement the term of the Option shall be ten years from the of granting of the Option.

          (f) Exercisability. Options shall be exercisable either in full or in installments at such time or times as determined by the Board at or subsequent to grant, and set forth in the Option Agreement; provided that the Board may in its sole discretion subsequent to grant waive any restriction on the exercise of an Option; and further provided that if no other conditions for exercise are specified in the Option Agreement the Option shall be exercisable for 50% of the Shares subject to the Option on and after the first anniversary of the date of granting of the Option and for 100% of the Shares subject to the Option on and after the second anniversary of the date of granting of the Option.

          (g) Method of Exercise. An Option shall be exercised by the delivery to the Company (or an agent of the Company) during the period in which such Option is exercisable of written notice of exercise in a form acceptable to the Board for a specific number of Shares subject to the Option and payment in full of the Option Price of such specific number of Shares. Payment for the Shares with respect to which an Option is exercised may be made by any one or more of the following means:

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               (i)   cash, negotiable personal check or electronic funds
          transfer;

               (ii) the Board in its sole discretion may permit payment through tender of Mature Shares, valued at their Fair Market Value on the date of exercise; provided that the Board may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

               (iii) the Board in its sole discretion may permit payment by submitting acceptable certification to the Board of the ownership of Mature Shares, valued at their Fair Market Value on the date of exercise; in which event the Shares issued to the Optionee for the portion of any Option so exercised by shall not exceed the number of Shares covered by such portion of the Option less the number of Shares for which proof of ownership is submitted in full or partial payment; or

               (iv) the Board in its sole discretion may permit payment through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares.

          Section 7. Termination of Service. Except as otherwise provided in this Section or the applicable Option Agreement, all Options of a Participant that are not then exercisable shall terminate upon the Participant's Termination of Service and no such Options may be exercised after such Termination of Service. For purposes of this Section, a Participant's Termination of Service occurs on the last day on which the Participant is a member of the Board.

          (a) If Termination of Service occurs for a reason other than death, disability or cause, Options that were exercisable immediately before such Termination of Service shall remain exercisable for a period of 90 days following such Termination of Service (but not beyond the original Option Term) and shall then terminate.

          (b) If Termination of Service occurs by reason of death or disability, Options that were exercisable immediately before such Termination of Service shall remain exercisable for a period of one year following such Termination of Service (but not beyond the original Option Term) and shall then terminate.

          (c) Notwithstanding the foregoing provisions of this Section, the Board may in its sole discretion as to all or part of any Option as to any Participant, at the time the Option is granted or thereafter, determine that Options shall become exercisable upon a Termination of Service, determine that Options shall continue to become exercisable in full or in installments after Termination of Service, or extend the period for exercise of Options (but not beyond ten years from the date of grant of the Option).

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          Section 8. Transferability of Options.

          (a) No Option shall be transferable by the Participant otherwise than
(i) upon death pursuant to a Participant's designation, by written instrument filed with the Company in a manner specified by the Board in the Option Agreement or thereafter, of a beneficiary to exercise an Option or otherwise receive payment under any Option after the death of the Participant; (ii) if no such designation of beneficiary has been filed with the Company, upon death pursuant to a Participant's (or Beneficiary's or Permitted Transferee's) will or under the applicable laws of descent and distribution; or (iii) by the transfer of an Option for no consideration to a Permitted Transferee in accordance with this Section.

          (b) Following the transfer of an Option to a Permitted Transferee, the Permitted Transferee shall have all of the rights and obligations of the Participant to whom the Option was granted and such Participant shall not retain any rights with respect to the transferred Option, except that (i) the payment of any tax attributable to the exercise of the Option shall remain the obligation of the Participant, and (ii) the period during which the Option shall become exercisable or remain exercisable under this Section 8 shall depend on the service of the original Optionee and the circumstances of his or her Termination of Service.

          (c) If for any reason an Option is exercised by a person other than the original Participant, or payment or distribution under any other Option is to be made to a person other than the original Participant, the person exercising or receiving payment or distribution under such Option shall, as a condition to such exercise or receipt, supply the Board with such evidence as the Board may reasonably require to establish the identity of such person and such person's right to exercise or receive payment or distribution under such Option.

          (d) No Option shall be assigned, negotiated or pledged in any way (whether by operation of law or otherwise) except as permitted by this Section 8, and no Option shall be subject to execution, attachment or similar process.

          Section 9. Change in Control.

          (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Board, as constituted before such Change in Control, may, in its sole discretion, as to any Option, either at the time an Option is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Option so that such Option may be exercised or realized in full on or before a date fixed by the Board; (ii) provide for the purchase of any such Option with or without the Participant's consent for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Participant's rights had such Option been currently exercisable or payable or exercisable or payable

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during a stipulated period prior to the Change of Control; (iii) make such adjustment to any such Option then outstanding as the Board deems appropriate to reflect such Change in Control; or (iv) cause any such Option then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Board may, in its discretion, include such further provisions and limitations respecting a Change in Control in any Option Agreement as it may deem equitable and in the best interests of the Company.

          (b) A "Change in Control" shall be deemed to have occurred if:

                 (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board shall be individuals who fall into any of the following categories: (A) individuals who were members of the Board on the Effective Date; or (B) individuals whose election, or nomination for election by the Company's stockholders (other than an election or nomination of an individual (an "Excluded Individual") whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 under the Exchange Act), a "tender officer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed transaction described in
          (iii) below) was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the Effective Date; or (C) individuals (other than Excluded Individuals) whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above; or

                 (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) or "group" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) shall have become after the Effective Date, according to a public announcement or filing, the "beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities; or

                 (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company, or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, if persons who were the beneficial owners of the combined voting power of the Company's voting Securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of the corporation resulting from any such transaction.

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          Section 10. Amendments and Termination.

          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Option theretofore granted without the Participant's consent except as required to comply with securities, tax or other laws.

          (b) The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of any Participant without the Participant's consent, except as provided in subsection 11(h) or except as required to comply with securities, tax or other laws. The Board may also substitute new Options for Options previously granted to Participants, including without limitation previously granted Options having higher Option prices.

          Section 11. General Provisions.

          (a) No Non-Employee Director or Participant shall have any claim to be granted any Option under the Plan and there is no obligation for uniformity of treatment of Non-Employee Directors or Participants under the Plan.

          (b) The prospective recipient of any Option under the Plan shall not, with respect to such Option, be deemed to have become a Participant, or to have any rights with respect to such Option, until and unless the Board or its duly authorized agent shall have executed an Option Agreement evidencing the Option and delivered a fully executed copy thereof to the Participant.

          (c) Nothing contained in the Plan or in any Option Agreement shall confer upon any Participant any right to continue as a member of the Board of the Company, nor interfere in any way with the right of the Company to terminate the Participant's service as a member of the Board in accordance with its Articles of Incorporation and by-laws or otherwise as permitted by law.

          (d) All certificates for Shares delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (e) Receipt of an Option shall not entitle any Participant (or beneficiary or Permitted Transferee) to any rights as a shareholder of the Company unless and until such Option has been exercised.

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          (f) Except as otherwise required in any applicable Option Agreement or by the terms of the Plan, recipients of Options under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

          (g) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off or other change in corporate structure affecting the Shares, such adjustment shall be made in the aggregate number and class of Shares which may be delivered under the Plan, in the number, class and option price of Shares subject to outstanding Options granted under the Plan, and in the value of, or number or class of Shares subject to, Options granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of Shares subject to any Option shall always be a whole number. The grant of Options stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

          (h) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

          (i) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

          (j) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

          (k) All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor to the Company. Successor is the result of a direct or indirect merger, consolidation, or otherwise of all the business of the Company.

          (l) The adoption of this Plan shall not be construed to amend or terminate any of the Company's other equity incentive plans or any outstanding option or other Option thereunder; and the aggregate number of Shares available under Section 4 of the Plan shall not be increased or reduced by Shares available under any such plan as of the Effective Date.

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          Section 12. Term of Plan. No Option or other award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Option theretofore granted may extend beyond that date.

          This Plan is adopted this 23rd day of April, 2002. In witness whereof, the Company has caused this Plan to be executed on behalf of the Company and attested by the Secretary of the Company.

                                      FACTORY CARD & PARTY OUTLET CORP.



                                      By:  /s/  Gary W. Rada
                                         -------------------
                                      Gary W. Rada
                                      President and Chief Operating Officer

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